SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) May 2, 2003
                          -------------------
                 Commission File Number 0-11149
                               ------

             THE CONNECTICUT LIGHT AND POWER COMPANY
                      --------------------
     (Exact name of registrant as specified in its charter)


     CONNECTICUT                 0-11419             06-0303850
----------------------          ---------          ---------------
(State or other jurisdiction   (Commission          (I.R.S. Employer
   of organization)              File No.)          incorporation or
                                                   Identification No.)

         107 SELDEN STREET, BERLIN, CONNECTICUT   06037
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(Address of principal executive offices)         (Zip Code)

          (Registrant's telephone number, including area code)
                          (860) 947-2121


   (Former name or former address, if changed since last report)
                          Not Applicable

ITEM 7.  Financial Statements and Exhibits

Exhibit 99.1   The Connecticut Light and Power Company Press
Release dated May 2, 2003.

ITEM 9.  Regulation FD Disclosure

     On May 2, 2003, The Connecticut Light and Power Company Utilities issued a press release relating to an order issued on May 1, 2003 by Connecticut utility regulators which allows it, subject to certain conditions, to recover certain locational marginal pricing costs from its Connecticut electric customers.
A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.


                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         THE CONNECTICUT LIGHT AND POWER COMPANY
                         (Registrant)

                          By: /s/ Randy A. Shoop
                              Name:  Randy A. Shoop
                              Title: Treasurer




Date:  May  2, 2003